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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2005

                           Vermont Pure Holdings, Ltd.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-31797            03-0366218
(State or other jurisdiction         (Commission         (IRS Employer
      of incorporation)              File Number)         Identification Number)

                    45 Krupp Drive, Williston, Vermont 05495
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (802) 860-1126

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Exchange Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Change in Board Compensation

At the meeting of our Board of Directors that was held November 2, 2005, the Board voted to change the compensation payable to members of the Board for their service as directors. Previously, non-employee directors received $1000 per Board meeting ($400 per committee meeting) attended and $7,500 per year, subject to reduction if the director failed to attend specified numbers of meetings. The former chairman received an additional $10,000 annually. Non-employee directors also received grants of 5,000 stock options per year, plus an additional 5,000 stock options per year if certain attendance criteria were met. On November 1, 2005 each non-employee director serving on that date was entitled to an automatic option grant of 5,000 shares. All of the directors entitled to this option refused the grant.

Commencing with our 2006 fiscal year, Board compensation for all services by non-employee directors (currently, our chairman and three other directors) will be $25,000 per year, payable quarterly in arrears. Directors who are also employees will not receive any separate compensation for their service as directors. Automatic option grants for directors were terminated as of November 2, 2005.

Indemnification Agreements

Effective November 2, 2005, we entered into Indemnification Agreements with two newly appointed directors, John M. LaPides and Martin A. Dytrych. (See Item 5.02 of this Form 8-K for information about the appointment of Messrs. LaPides and Dytrych to our Board.)

The Indemnification Agreements set forth the circumstances and procedures pursuant to which we agree, by contract, to indemnify our directors and certain officers against claims and losses arising from their services as directors or officers. The agreements have an initial term of two years and are self-renewing, so long as the indemnitee continues to be a director or officer, for additional two-year terms unless we give at least six months' notice of non-renewal to the director. Claims made with respect to acts or omissions during any period in which the agreements are in force are covered, in accordance with the provisions of the agreements, notwithstanding later termination of the agreements. The agreements are substantially identical to the form of Indemnification Agreement dated November 1, 2002 filed as Exhibit 10.27 to our Annual Report on Form 10-K for the fiscal year ended October 31, 2002.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Appointment of Principal Officer

(c) At the meeting of our Board of Directors that was held November 2, 2005, the Board appointed Peter Baker as our Chief Executive Officer, to serve at the pleasure of the Board. Mr. Baker is currently our President as well.
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Information about Mr. Baker's business experience is set forth under "Directors and Officers" on pages 3-4 of our proxy statement dated March 9, 2005, which we filed with the SEC on February 28, 2005. Information about the employment agreement between Vermont Pure and Peter Baker is set forth under "Employment Agreements and Change-in-Control Arrangements" on pages 7-9 of that same proxy statement. Information about certain transactions between Vermont Pure and Peter Baker and other members of the Baker family is set forth under "Certain Transactions" on pages 22-23 of that same proxy statement. In each case, the referenced information is incorporated herein. With respect to "Certain Transactions," since the date of the proxy statement, we have paid an additional $3,600,000 in principal amount of the subordinated notes, thereby reducing the outstanding principal to the following amounts:

         Note Holder                Principal Amount

         Henry Baker                 $3,088,889
         John Baker                   4,700,000
         Peter Baker                  4,700,000
         Joan Baker                   1,511,111
         Ross Rapaport, trustee               0

The lead participant of our senior credit facility is now Bank of America instead of Webster Bank, as we have previously disclosed.

Appointment of Directors

(d) We have previously disclosed in filings on Form 8-K the resignations, effective November 1, 2005, of five of our directors and our former chief executive officer, who was also a director. As discussed under Item 8.01 of this Form 8-K, Vermont Pure Holdings, Ltd. has elected to be a "controlled company" under American Stock Exchange rules, and in consequence there is no longer a requirement that a majority of our Board consist of independent directors.

At the meeting of our Board of Directors that was held November 2, 2005, the Board voted to reduce the number of directors constituting the full Board from 11 to 7 and appoint John M. LaPides and Martin A. Dytrych as directors to fill the two vacancies, to serve until the annual meeting of stockholders to be held with respect to our 2005 fiscal year. Both of these directors were also appointed to the Audit Committee and the Compensation Committee of the Board, along with Phillip Davidowitz, a continuing director. There was no prior arrangement or understanding pursuant to which Messrs. LaPides and Dytrych were appointed to the Board.

Mr. LaPides is the President of Snow Valley, Inc., a home and office refreshment company located in Maryland that he established 25 years ago. He is a past President of the International Bottled Water Association, where he has served 14 years as a director and nine years as a member of the IBWA executive committee. He has also served as the director of InPhonic, Inc., a wireless solutions company, and was a finalist in Ernst & Young's 2002 Entrepreneur of the Year competition. Since 2001, Mr. LaPides
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has been an Entrepreneur in Residence at the Dingman Center for Entrepreneurship
at the Robert Smith School of Business at the University of Maryland.

Mr. Dytrych is a certified public accountant and since 1981 has been with the accounting firm Lamn, Krielow, Dyrtrych & Co., P.A., which is located in Florida. He has been a stockholder of that firm since 1985. In addition to attest work, Mr. Dytrych prepares corporate and individual tax returns and advises clients in the areas of business and tax planning and consulting. He has also testified as an expert on valuation issues on over 30 court cases. He is a member of the AICPA, the Florida Institute of CPAs and the Association of Certified Fraud Examiners. He is also a Diplomat of the American Board of Forensic Accounting Examiners. Mr. Dytrych is "financially sophisticated" under American Stock Exchange rules and is an "audit committee financial expert" under applicable provisions of the federal securities laws.

ITEM 8.01 OTHER EVENTS.

Henry E. Baker, Peter K. Baker, John B. Baker and Ross S. Rapaport (as trustee), all of whom are current directors of Vermont Pure Holdings, are members of a group that has advised Vermont Pure that it has acquired a majority of the company's issued and outstanding common stock.

As they have previously stated they would do in their Schedule 13D filings, upon obtaining a majority interest the Baker family group requested that Vermont Pure declare itself a "controlled company" under the Corporate Governance Rules of the American Stock Exchange. We have made this election with AMEX. A controlled company is exempted from certain rules otherwise applicable to companies whose securities are listed on AMEX, including (1) the requirement that a the company have a majority of independent directors; (2) the requirement that nominations to the company's Board of Directors be either selected or recommended by a nominating committee consisting solely of independent directors; and (3) the requirement that officers' compensation be either determined or recommended by a compensation committee consisting solely of independent directors.

See Item 5.02 of this Form 8-K for information about the reduction in the size of the Board of Directors and the appointment of two new directors following controlled company status. Vermont Pure now has three independent directors on a Board of seven directors.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           Vermont Pure Holdings, Ltd.

                           By: /s/ Bruce S. MacDonald
                               Bruce S. MacDonald
                               Chief Financial Officer

Date: November 8, 2005